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                                                                  EXHIBIT 10.10


                        MORTGAGE LOAN SERVICING AGREEMENT


MORTGAGEE NAME: THE FIRST NATIONAL BANK OF BOSTON, 100 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110

MORTGAGEE CONTACT PERSON:                      PHONE NO:
                                               FAX NO:

MORTGAGEE NAME: BANK OF BOSTON CONNECTICUT, 31 PRATT STREET, HARTFORD, CONNECTICUT 06103

MORTGAGEE CONTACT PERSON:                      PHONE NO:
                                               FAX NO:

MORTGAGEE NAME: RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, ONE HOSPITAL TRUST PLAZA, PROV, RI 02903

MORTGAGEE CONTACT PERSON:                      PHONE NO:
                                               FAX NO:

MORTGAGEE NAME: BANK OF BOSTON FLORIDA, N.A., 450 ROYAL PALM WAY, PALM BEACH, FL 33480

MORTGAGEE CONTACT PERSON:                      PHONE NO:
                                               FAX NO:


This Servicing Agreement (the "Servicing Agreement") is entered into as of the date shown above by and between the Servicer and the Mortgagee, both as defined below, and applies to any of the transactions described below.

                                    RECITALS.

1. The Servicer is in the business of servicing residential mortgage loans, including, but not limited to, conventional, FHA, VA and certain other Mortgage Loans, including, but not limited to, first and second lien Mortgage Loans.

2. The Mortgagee is now or will be the owner of certain Notes secured by Mortgages.

3. The Mortgagee desires the Servicer to service the Mortgage Loans under the terms set forth in this Servicing Agreement.

4. The Servicer desires to service the Mortgage Loans under the terms set forth in this Servicing Agreement.

IN CONSIDERATION of the mutual promises made in this Servicing Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Servicer and the Mortgagee agree as follows:

1. DEFINITIONS.

1.1. "AGENCY" means FNMA, FHLMC, FHA, HUD, VA, GNMA.

1.2. "BORROWER" means each obligor under a Mortgage Note.

1.3. "DELINQUENT MORTGAGE LOAN" means a Mortgage Loan with respect to which: (a) one or more Mortgage Loan payments have not been received by the holder of the Mortgage Note before the end of the month during which any such Mortgage Loan payment was due, (b) Mortgage Loans in bankruptcy with one or more Mortgage Loan payments which have not been received by the holder of the Mortgage Note on or before the due date in the Mortgage Note, (c) Mortgage Loans in foreclosure, (d) Mortgage Loan subject to an assignment of deed in lieu of foreclosure, or (e) Mortgage Loan subject to the HUD assignment program.

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1.4. "ESCROW ACCOUNTS" means Mortgage Loan escrow/impound accounts for taxes, insurance, assessments, ground rents, buydowns, loss drafts, and any other such amounts which are maintained by the Servicer as a fiduciary for the Borrowers and investors, and relate to the Servicing Rights.

1.5. "FHA" means the Federal Housing Administration or any successor to the FHA.

1.6. "FNMA" means the Federal National Mortgage Association or any successor to FNMA.

1.7. "FHLMC" means the Federal Home Loan Mortgage Corporation or any successor to FHLMC.

1.8. "GNMA" means the Government National Mortgage Association or any successor to GNMA.

1.9. GUIDE" means: (a) the Handbook GNMA 5500.1, Government National Mortgage Association GNMA I Mortgage-Backed Securities Guide, Handbook GNMA 5500.2, in each case as such Guide may be amended from time to time, (b) the HUD 4155.1 REV-4, Single Family Direct Endorsement Program, HUD 4060.1 REV-1, Mortgagee Approval Handbook, (c) the FNMA Selling and Servicing Guides, (d) the FHLMC Mortgagees' and Servicers' Guides, and/or (e) any guide or instructions provided from time to time by a private investor, in each case as such Agency Guide may be amended from time to time.

1.10. "HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

1.11. "MORTGAGE" means a mortgage, deed of trust, or other such security instrument which is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

1.12. "MORTGAGE DOCUMENTS" means all documents required by applicable law, an Agency, the Servicer, and/or a private mortgage insurer to service a Mortgage Loan.

1.13. "MORTGAGEE" means each entity identified at the top of the first page of this Servicing Agreement as the Mortgagee.

1.14. "MORTGAGE LOAN" means a residential mortgage loan which is: (a) secured by a Mortgage, (b) owned by the Mortgagee, and (c) currently serviced by the Servicer or the subject of the Broker Agreement or the PMSR Flow Agreement.

1.15. "MORTGAGE NOTE" means the written promise of a Borrower to pay a sum of money in United States' dollars at a stated interest rate over a specified term, and which is secured by a Mortgage.

1.16. "MORTGAGED PROPERTY" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, which have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

1.17. "MORTGAGOR" means each person who executes a Mortgage.

1.18. "OPERATING AGREEMENT" means the Operating Agreement entered into by and among the Servicer and each Mortgagee and to which this Servicing Agreement is attached as EXHIBIT C.

1.19. "OREO PROPERTY:" means a Mortgaged Property acquired by the Mortgagee or its designee through foreclosure or by deed in lieu of foreclosure.

1.20 "SERVICER" means BancBoston Mortgage Corporation, a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256.

1.21. "SERVICING RIGHTS" means the rights to service the Mortgage Loans and collect the servicing fees, late fees and certain other ancillary amounts relating to the Mortgage Loans, including, but not limited to, amounts under an Escrow Account.

1.22 "SBO LOAN" means a Mortgage Loan which is "serviced by others". The terms and conditions of the servicing of such Mortgage Loans by third party subservicers are set forth in EXHIBIT D to this Servicing Agreement.

1.23.. "SERVICING AGREEMENT has the meaning  set forth in the recitals above.

1.24.. "TRETS" means TransAmerica Real Estate Tax Service, Inc.

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1.25 "VA" means the Department of Veterans Affairs, or any successor to the VA.

2. STANDARD OF CARE.

2.1. IN GENERAL. The Servicer will perform its duties and obligations under this Servicing Agreement for all Mortgage Loans in accordance with: (a) applicable laws, rules, regulations, and orders, and (b) prudent mortgage banking practices.

2.2. GOVERNMENT MORTGAGE LOANS. Without limiting the scope of the foregoing, the Servicer will perform its duties and obligations under this Servicing Agreement for FHA and VA Mortgage Loans in accordance with the Guides, regulations and practices of the applicable Agency.

2.3. MORTGAGE LOANS OTHER THAN GOVERNMENT MORTGAGE LOANS. Without limiting the scope of the foregoing, the Servicer will perform its duties and obligations under this Servicing Agreement for Mortgage Loans other than FHA and VA Mortgage Loans in accordance with the Guides, regulations and practices of: (a) FNMA, (b) FHLMC, and (b) the applicable private mortgage insurance, if a Mortgage Loan is required to have private mortgage insurance. If any provision of a FNMA Guide, regulation, or practice is inconsistent with a provision in a FHLMC Guide, regulation, or practice, the FNMA provision will control.

2.4. PRIVATE BANK MORTGAGE LOANS. Without limiting the scope of the foregoing, the Servicer will provide to Mortgagors who are private banking clients of the Mortgagee the additional tasks and services requested by the Mortgagee and described in EXHIBIT A to this Servicing Agreement. The Mortgage Loans which are provided by the Mortgagee's private banking department to certain borrowers under the Mortgagee's Community Reinvestment Act efforts will be serviced under the provisions of EXHIBIT A to this Servicing Agreement. Each Mortgage Loan with such a Mortgagor who is a private banking client of the Mortgagee will be subject to the special private banking fees and charges described in EXHIBIT B to this Servicing Agreement in addition to the standard servicing fees and charges described in such exhibit.

3. COLLECTING PAYMENTS AND ENFORCING OBLIGATIONS.

The Servicer will use reasonable efforts to collect each Mortgage Loan payment when such payments become due until all amounts due and owing under or in connection with each such Mortgage Loan has been paid in full.

4. SERVICING TASKS.

4.1. REMITTING PRINCIPAL AND INTEREST. The Servicer will pay to the Mortgagee each month all Mortgage Loan principal and interest payments received by the Servicer from each Mortgagor, less the amount of the servicing fee set forth in EXHIBIT B to this Servicing Agreement. Such remittance will be made in accordance with the FNMA actual/actual remittance method. The Servicer will deliver to the Mortgagee a remittance advice and a full accounting report containing information relating to the servicing fee on such dates as shall be requested by the Mortgagee.

4.2. GENERAL LEDGER RECONCILIATIONS. The Servicer will reconcile the principal, interest, and interest receivable accounts which are interfaced with the Servicer's Mortgage Servicing Package System for a period equal to the lesser of: (a) six (6) months from the date of this Servicing Agreement, or (b) the period ending on the date when the Servicer no longer has direct on-line computer access to the Mortgagee's general ledger.

4.3. OTHER RELATED TASKS. If requested by Mortgagee the Servicer will perform certain reporting, investor service, custodial liaison and other credit-related services described in EXHIBITS B and D to this Servicing Agreement.

5. COMPENSATION.

5.1. GENERAL FEE SCHEDULE. The Mortgagee will pay to the Servicer the fees and charges set forth in EXHIBITS B and D TO this Servicing Agreement.

5.2. SERVICER MAY RETAIN CERTAIN OTHER CHARGES AND FEES. The Servicer will charge and retain the full amount of any late charges, returned check charges, partial release and assumption processing fees, and other administrative fees and charges allowed by: (a) FNMA and/or FHLMC in their Guides or other rules or regulations with respect to Mortgage Loans other than FHA and VA Mortgage Loans,

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and (b) the applicable Agency in its Guide or other rules or regulations with respect to FHA and VA Mortgage Loans.

5.3. MORTGAGEE WILL PAY ALL CUSTODIAL FEES AND EXPENSES. The Mortgagee will pay any and all costs, expenses and fees relating to the Mortgagee's custodian and the custodial services provided by such custodian for the Mortgage Loans.

5.4. MORTGAGEE WILL PAY ALL TRETS AND FLOOD CERTIFICATION AND TRACKING FEES. The Mortgagee will collect from the Mortgagor and pay over to the Servicer any and all fees relating to or arising out of each: (a) "life of loan" transferable tax service contract, which contract is either with TRETS or are fully transferable to TRETS, and (b) transferable flood insurance certification and "life of loan" tracking service from a flood service provider acceptable to the Servicer.

5.5. MORTGAGEE WILL PAY ALL FEES RELATING TO CERTAIN ADDITIONAL SERVICES. The Mortgagee will pay to the Servicer any fees relating to any additional service which the Servicer: (a) is required to perform by applicable law, rule, regulation or order, and (b) reasonably believes the Servicer is unable to collect directly from a Mortgagor or Borrower.

6. CUSTODIAL ACCOUNT.

6.1. INSURED DEPOSIT ACCOUNTS. The Servicer will hold all funds relating to the Mortgage Loans in a custodial bank account or accounts at a depository financial institution(s) with deposits insured by the Federal Deposit Insurance Corporation, and will maintain all records necessary to secure and obtain the maximum Federal Deposit Insurance Corporation insurance for each beneficiary of the account(s).

6.2. MORTGAGE LOANS WITH AN ESCROW ACCOUNT. The Servicer will pay promptly all hazard insurance premiums, mortgage insurance premiums, real estate taxes, and other obligations which have funds in an Escrow Account during the term of this Servicing Agreement promptly after receiving a bill for any such amount. If an Escrow Account does not contain funds sufficient to pay such amounts, the Servicer will advance funds for the payment of such amounts in the manner and to the extent required by applicable law. The Servicer may elect to terminate any Escrow Account without the express permission of the Mortgagee, consistent with the Servicer's past servicing practices with respect to the existing Mortgage Loans.

6.3. MORTGAGE LOANS WITH NO ESCROW ACCOUNTS. The Servicer will advance funds on behalf of a Mortgagor who does not maintain an Escrow Account for the payment of taxes and certain other amounts. The Servicer will use its best efforts to collect any such funds from each such Mortgagor. If the Servicer is unable to recover any such funds from a Mortgagor, the Mortgagee will pay such funds to the Servicer immediately.

6.4. ANNUAL CERTIFICATION. The Servicer will certify once each year that all general property taxes, special assessments, and hazard insurance premiums and, if applicable, flood insurance premiums have been paid on the Mortgaged Properties securing the Mortgaged Loans.

7. DELINQUENT MORTGAGE LOANS.

The Servicer's Delinquent Mortgage Loan collection efforts will be made in accordance with the standard of care described in SECTION 2 above. The Servicer will provide Computer Power, Inc.'s standard Mortgage Servicing Package delinquency reports to the Mortgagee once each month during the term of this Servicing Agreement.

Except as otherwise set forth in EXHIBIT A, the Servicer will deliver an initial late payment notice to each Borrower who has a Delinquent Mortgage Loan if the Servicer does not receive the full amount of a periodic payment by the end of any grace period following the due date set forth in the Mortgage Note. Such notice will set forth the amount of the periodic payment, together with any late or other charges required or allowed under the Mortgage Note. The Servicer will also use reasonable efforts to contact each such Borrower by telephone in accordance with the Servicer's standard operating policies in effect from time to time.

8. INSURANCE.

The Servicer will use reasonable efforts to ensure that there is in force for each Mortgaged Property a hazard insurance policy which: (a) is acceptable to the applicable Agency, (b) contains the mortgagee clause: "BancBoston Mortgage

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Corporation, its successors and/or assigns" or such other clause which is acceptable to the Servicer, (c) insures against loss or damage by fire, all other hazards set forth in the standard extended coverage form of endorsement, and any other insurable risks against hazards required by the applicable Agency,
(d) has been issued in an amount equal to the lesser of the outstanding principal balance of the Mortgage Loan or the full insurable value of the improvements to the Mortgaged Property, and (e) if required by the Flood Disaster Protection Act of 1973 and/or the National Flood Insurance Reform Act of 1994, a flood insurance policy in an amount representing coverage equal to the lesser of the outstanding principal balance of the Mortgage Loan or the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973 and/or the National Flood Insurance Reform Act of 1994, as may be amended from time to time. If a Mortgagor fails to maintain such insurance coverage, the Servicer will obtain such coverage on behalf of such Mortgagor, and the Servicer will collect the insurance premiums from the Mortgagor under the terms of the Mortgage. The Servicer will retain, service, and continually maintain evidence of such insurance coverage, as required by the Mortgagee. The Mortgagee will reimburse the Servicer for the cost of maintaining and administering insurance coverage in the event of default by the Mortgagor.

The Servicer is authorized to sign on behalf of the Mortgagee for all loss drafts relating to such insurance coverage in the manner and to the extent set forth in the FNMA Servicing Guide, as amended from time to time.

9. INSPECTIONS.

The Servicer will inspect a Mortgaged Property to determine its physical condition and occupancy status: (a) each month following the Mortgagor's default until such Mortgaged Property has been foreclosed or the Mortgage Loan has been reinstated, and (b) in accordance with the applicable Agency's Guide and/or the Servicer's standard operating procedures with respect to damaged Mortgaged Properties. The Servicer will use its best efforts to recover from each Mortgagor all costs and expenses relating to or arising out of such inspections. If the Servicer is unable to recover such costs and expenses from the Mortgagor, the Mortgagee will reimburse the Servicer for all such costs and expenses at the time of any foreclosure sale, presale, or acceptance of a deed in lieu of foreclosure.

10. SPECIAL NOTICE TO MORTGAGEE.

The Servicer will notify the Mortgagee in writing promptly after the Servicer discovers that: (a) there is a material default under the terms of a Mortgage or Mortgage Note, and (b) a Mortgaged Property has been sold or transferred (if required by the Mortgagee).

11. PREPAYMENT.

The Servicer will not accept any full or partial principal prepayment of a Mortgage Loan unless: (a) the Mortgage and/or Mortgage Note allows such prepayment, (b) the Mortgagee authorizes such prepayment in writing, and/or (c) applicable law, rule, regulation or order requires the Servicer to accept such prepayment.

12. FORECLOSURE.

12.1. COMPLIANCE WITH APPLICABLE RULES. The Servicer or its designated agent will begin foreclosure proceedings or otherwise begin to acquire a Mortgaged Property promptly after a Mortgagor has defaulted on a Mortgage Loan. These proceedings will be conducted in the manner described in SECTION 2 above. If the Mortgaged Property is conveyed to the Federal Housing Administration or the Veterans Administration, the Servicer will facilitate any settlement with applicable Agency or private mortgage insurance company. The Mortgagee will be responsible for any deficiency in any claim settled by the Servicer with such an Agency or private mortgage insurance company.

12.2. MANNER OF CONDUCTING FORECLOSURES. The Servicer or its designated agent will conduct all such proceedings in the manner described in SECTION 2 above, and will take title to the Mortgaged Property in the name designated by the Mortgagee. The Mortgagee under this Servicing Agreement provides the Servicer with full delegated authority to mitigate all foreclosures, if applicable, on behalf of the Mortgagee. The Mortgagee will pay to the Servicer the mitigation fees set forth in EXHIBIT B to this Servicing Agreement. The Servicer will perform only those foreclosure or related procedures which are normal and customary for foreclosures in each jurisdiction where the Mortgaged Property is situated.

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12.3. MANAGING AND PROTECTING THE MORTGAGED PROPERTY. Unless otherwise directed by the Mortgagee, the Servicer will manage and protect the Mortgaged Property from the date the Servicer commences foreclosure until the date when such proceedings have been terminated and title to the property has been conveyed to the appropriate person or entity. The manner of such services will be consistent with the management of real estate in the jurisdiction in which the Mortgaged Property is situated including, but not limited to, the: (a) placement and payment of certain insurance relating to the Mortgaged Property, (b) management and supervision of repairs to and maintenance of the Mortgaged Property, and (c) preparation of such reports as may be reasonably required by the Mortgagee. The Servicer will obtain any authorization from any Agency or such other authority required to manage and protect the Mortgage Property. The Servicer will administer and sell OREO owned by the Mortgagee following the procedures outlined in EXHIBIT F.

12.4. DEFICIENCY BALANCE AFTER DISPOSING OF MORTGAGED PROPERTY. The Servicer will pursue any deficiency owed by any Mortgagor to the Mortgagee after the Servicer has disposed of the Mortgaged Property if the Mortgagee: (a) requests such services in writing, and (b) pays the Servicer the applicable fees described in EXHIBIT B to this Servicing Agreement. Such deficiency services will include, but not be limited to, initiating legal proceedings against a Mortgagor. The Servicer's collection of any such deficiency will: (a) be reasonable and customary for the collection of such deficiencies relating to real estate in the jurisdiction in which the Mortgaged Property is situated, and
(b) comply with applicable laws, rules, regulations, and orders.

12.5. MORTGAGEE WILL APPOINT CONTACT PERSON. The Mortgagee will designate an employee of the Mortgagee who will be responsible for: (a) approving extraordinary foreclosure matters and loss mitigation-related expenses, including, but not limited to, litigation expenses, (b) Mortgage Loan charge-offs in an amount greater than the Servicer's delegated signing authority, (c) Mortgaged Property donations, and (d) other credit-related matters requiring the prior approval of the Mortgagee. Such designated employee shall respond promptly to all of the Servicer's inquiries and requests.

12.6. MORTGAGEE WILL REIMBURSE SERVICER FOR COSTS. The Servicer will bill the Mortgagee for any and all expenses relating to or arising out of a foreclosure, deed in lieu of foreclosure, deficiency proceeding, and other disposition of the Mortgaged Property and actions relating thereto, including, but not limited to, reasonable attorneys' fees, court costs, appraisals, filing costs, process fees, and all other actual out-of-pocket expenses paid to third parties. The Mortgagee will reimburse the Servicer for such costs and expenses no later than thirty
(30) calendar days after the Mortgagee receives the Servicer's consolidated invoice for such costs and expenses. The Servicer may collect any such cost or expense or any fee set forth in EXHIBIT B from the proceeds of any disposition of any Mortgaged Property.

12.7. MORTGAGEE WILL GIVE SIGNING AUTHORITY TO SERVICER. From time to time, the Mortgagee will delegate in writing to the Servicer certain authority to charge off certain foreclosure-related expenses.

13. FIDELITY COVERAGE.

The Servicer will maintain a fidelity bond with a responsible surety company on all of the Servicer's employees who may have access to the Mortgagee's funds, monies, and documents. The bond will protect the Servicer against losses, including theft, embezzlement, fraud, and misplacement. The Servicer will maintain Fire and Extended Coverage Errors and Omissions Insurance, which will reimburse the Servicer for any losses relating to the Servicer's failure to require, procure, maintain or provide Fire and Extended Coverage Insurance on the Mortgaged Properties.

14. MUTUAL REPRESENTATIONS AND WARRANTIES.

The Mortgagee represents and warrants to the Servicer with respect to the following statements relating to the Mortgagee, and the Servicer represents and warrants to the Mortgagee with respect to the following statements relating to the Servicer, that as of the date of this Servicing Agreement:

14.1. PARTY IS DULY ORGANIZED.

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The First National Bank of Boston, Rhode Island Hospital Trust National Bank and
Bank of Boston-Florida, N.A. are each duly organized and validly existing national banking associations, Bank of Boston Connecticut is a duly organized and validly existing state-chartered savings bank and the Buyer is a duly organized and validly existing corporation. Each is in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this Servicing Agreement and any other agreements to which it is a party and that are contemplated by this Servicing Agreement.

14.2. AGREEMENT IS DULY AUTHORIZED.

It has all requisite power, authority and capacity to enter into this Servicing Agreement and to perform the obligations required of it under this Servicing Agreement. The execution and delivery of this Servicing Agreement by it and the consummation of the transactions contemplated by this Servicing Agreement by it, have been duly and validly authorized by all necessary action. This Servicing Agreement constitutes its valid and legally binding agreement, enforceable in accordance with its terms, except as it may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights and by general equity principles, and no offset, counterclaim or defense exists to the full performance of this Servicing Agreement by such party.

14.3. AGREEMENT DOES NOT VIOLATE ANY OTHER OBLIGATION.

Insofar as its capacity to carry out any obligation under this Servicing Agreement is concerned, it is not in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation, and there is no such provision that adversely affects its capacity to carry out such obligations. Its execution of, and performance pursuant to, this Servicing Agreement will not result in such violation.

14.4. PARTY IS DULY LICENSED.

It holds the required licenses is in compliance with all state and federal laws governing the transfer and Servicing of Mortgage Loans transferred under this Servicing Agreement.

14.5. WARRANTIES SURVIVE.

It agrees that all warranties and obligations under this Servicing Agreement are perpetual and will survive the termination of this Servicing Agreement.

15. INDEMNIFICATION.

15.1. MORTGAGEE WILL INDEMNIFY SERVICER. The Mortgagee shall indemnify the Servicer and shall hold the Servicer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Servicer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Mortgagee under or in connection with this Servicing Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Mortgagee to observe and perform properly each and every covenant of this Servicing Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Servicer in reliance upon information provided to the Servicer by the Mortgagee. Without limiting the above, the Mortgagee shall indemnify the Servicer and shall hold the Servicer harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Servicer may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any Mortgage Loan or the Servicing Rights relating to such Mortgage Loan which result from

(a) The failure of any prior servicer of a Mortgage Loan to perform servicing obligations in accordance with the standards set forth in this Servicing Agreement for any Mortgage Loan transferred from a prior servicer to the Servicer.

(b) Any claim asserted by any person or entity which was not the result of any negligence, willful misconduct, violation of law, or breach of this Servicing Agreement by the Servicer.

(c) Any act or failure to act in connection with the origination, processing, or closing of a Mortgage Loan, including but not limited to, the failure to provide and/or complete the Mortgage Documents, which results in a tax penalty, tax sale, lost Mortgage Documents and other such adverse consequences.

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15.2. SERVICER WILL INDEMNIFY MORTGAGEE. The Servicer shall indemnify the
Mortgagee and shall hold the Mortgagee harmless from and against any and all losses, liabilities, penalties, damages, expenses or other harm or injury which the Mortgagee may incur or suffer or which may be asserted by any person or entity, including reasonable attorneys' fees and court costs, arising out of any action at any time taken or omitted to be taken (a) by the Servicer under or in connection with this Servicing Agreement and/or any applicable Exhibit to the Agreement, including, without limitation, any failure by the Servicer to observe and perform properly each and every covenant of this Servicing Agreement and/or any applicable Exhibit to the Agreement, or (b) by the Mortgagee in reliance upon information provided to the Mortgagee by the Servicer.

16. TERM OF THIS SERVICING AGREEMENT.

This Servicing Agreement will remain in full force and effect until terminated by either party under the terms of SECTION 17 below.

17. TERMINATION.

This Agreement may be terminated for any reason set forth in SECTION 6.7 of the Operating Agreement.

SECTIONS 17.1 THROUGH 17.3 INTENTIONALLY LEFT BLANK

17.4. MORTGAGEE'S SALE OF MORTGAGE LOAN ASSETS. The Mortgagee may sell its interest in any or all of the Mortgage Loans, other than the Servicing Rights. The Servicer consents to the sale of all or any part of such Mortgage Loan (other than the related Servicing Rights) as long as:

(a) the sale of the Mortgage Loans remains subject to the terms of this Servicing Agreement and the Servicer's rights under this Servicing Agreement, including, but not limited to, the Servicer's continuing right to service the Mortgage Loans and to receive the servicing fees set forth in this Servicing Agreement, and

(b) the method of servicing the Mortgage Loans for such purchaser is substantially the same as the servicing under this Servicing Agreement, and

(c) the Servicer may terminate its servicing responsibilities for any such Mortgage Loans designated by the Servicer upon thirty (30) days' prior written notice to the Mortgagee. Nothing in this Servicing Agreement will be considered by either party to require the Servicer to terminate any such servicing responsibilities for any such Mortgage Loans.

Notwithstanding the above, the Mortgagee may sell Mortgage Loans with Mortgagors who are private banking clients of the Mortgagee to an investor with which the Servicer has an existing servicing agreement. The Servicer will service such Mortgage Loans under the terms of such existing servicing agreements with such investors.

The Mortgagee will reimburse the Servicer for any costs or expenses incurred by the Servicer relating to or arising out of any such sale of Mortgage Loans, including, but not limited to, the costs of any additional reports created by the Servicer for the Mortgagee in connection with any such sale.

17.5. SERVICER'S SALE OF SERVICING RIGHTS. Except as provided in SECTION 5.12 of the Operating Agreement during the term of such Operating Agreement, the Servicer may not sell or otherwise transfer the Servicing Rights (other than as a result of the Servicer's pledge of the Servicing Rights as collateral for certain extensions of credit to the Servicer) to any other person or entity without the prior written consent of the Mortgagee. The Mortgagee understands and acknowledges that the Servicer has pledged all or part of the Servicing Rights to a third party creditor to secure certain amounts owing by the Servicer under a credit agreement entered into by and between the Servicer and such creditor.

17.6. SERVICER'S RESPONSIBILITIES UPON TERMINATION. The Servicer will perform the following tasks for any Mortgage loans affected by any termination of part or all of this Servicing Agreement:

(a) Make a full accounting of such Mortgage Loans to the Mortgagee.

(b) Pay all amounts due and owing to the Mortgagee and/or other persons or entities.

(c) Deliver to the Mortgagee: (i) all Mortgage Documents held by the Servicer which are the property of the Mortgagee, (ii) a written summary of all taxes and fire insurance premiums which have been paid by the Servicer on behalf of Mortgagors, and (iii) such other information reasonably necessary for a subsequent servicer to service the Mortgage Loans.

18. POWER OF ATTORNEY.

The Mortgagee irrevocably constitutes and appoints the Servicer and its duly authorized officers as the Mortgagee's agent and attorney-in-fact coupled with an interest, to endorse checks and other instruments of payment with respect to the Mortgage Loans.

19. NOTICES.

All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid, to the parties at the following addresses:

If to Servicer, to:

William Glasgow, Jr.
Executive Vice President
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, FL  32256

With a copy to:

Robert J. Jacobs
General Counsel
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, FL  32256

If to Mortgagee to:

Parks Avery
Rhode Island Hospital Trust National Bank
15 Westminster Street
Providence, Rhode Island   02903

Cathy Elder
The First National Bank of Boston
100 Federal Street
Boston, Massachusetts  02110

With a copy to:

Ryan S. Stinneford
Senior Counsel
The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

or to such other address as the Servicer or the Mortgagee will have specified in writing to the other.

20. EXHIBITS PART OF THIS SERVICING AGREEMENT.

The Exhibits are incorporated by reference into this Servicing Agreement, are made a part of this Servicing Agreement, and will be binding on the Servicer and the Mortgagee. The Exhibits to this Servicing Agreement may not be amended or supplemented by the Servicer or the Mortgagee without the prior written agreement of the other party.

21. ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this Servicing Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this Servicing Agreement, then said party, to the extent permitted by law, will be reimbursed by the losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

22. ASSIGNMENT AND DELEGATION.

No party may assign this Servicing Agreement, in whole or part, to any other party without the prior written consent of the other party; except that (i) either party may assign, in whole or in part, any of its rights under this Servicing Agreement to any of its affiliates or subsidiaries, (ii) Servicer may assign, in whole or in part, any of its rights under this Servicing Agreement to secure payment of money borrowed and such assignee shall have the rights and remedies of a secured party, (iii) Servicer may sell, transfer or assign, in whole or in part, any of its rights, pursuant to a Sale of Servicing Rights, in accordance with the provisions set forth in SECTION 17.5 of this Servicing Agreement, and (iv) any Mortgagee may sell, transfer or assign, all or a portion of its ownership interest in the

Mortgage Loans which are serviced under this Servicing Agreement in accordance with the provisions set forth in SECTION 17.4 of this Servicing Agreement.

The Mortgagee understands and acknowledges that the Servicer has delegated:

(a) foreclosure, bankruptcy, claims and conveyance, and other default-related services to the Law Offices of Gerald Shapiro,

(b) tax bill procurement and tax payment services to TransAmerica Real Estate Tax Service, Inc., and

(c) hazard insurance tracking, forced place, and other related insurance services to American Sterling Corporation.

The Servicer may delegate additional servicing responsibilities and duties under this Servicing Agreement from time to time without the prior consent of the Mortgagee.

The Servicer may not delegate any additional material customer service responsibilities or duties under this Servicing Agreement without the written consent of the Mortgagee.

Neither party may assign this Servicing Agreement to any other party without the prior written consent of the other party; provided, however, that either party may assign and/or delegate, in whole or in part, any of its rights under this Servicing Agreement to any of its affiliates or subsidiaries without the prior written consent of the other party.

23. AMENDMENT.

No amendment or modification to this Servicing Agreement will be valid unless executed in writing by the Servicer and the Mortgagee.

24. WAIVER.

No waiver of any right or obligation under this Servicing Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

25. PROVISIONS SEVERABLE.

If any provision of this Servicing Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this Servicing Agreement. All remaining provisions of this Servicing Agreement will be considered by the parties to remain in full force and effect.

26. GOVERNING LAW.

This Servicing Agreement is entered into in the state of Florida. Its construction and rights, remedies and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

27. FORCE MAJEURE.

No party shall be liable for delays or errors occurring by reason of circumstances beyond such party's control, including, without limitation, acts of civil, military, or banking authorities, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply.

28. FURTHER ASSURANCES.

Each party to this Servicing Agreement will, from time to time, execute and promptly deliver to the other party to this Servicing Agreement such documents, assignments, endorsements, applications or other instruments, and provide such other party with such information, and take all such other actions, consistent with the terms of this Servicing Agreement, as the other party may reasonably request in order to effectuate the provisions and purposes of this Servicing Agreement and the transactions contemplated by this Servicing Agreement.

29. NO AGENCY OR JOINT VENTURE CREATED.

This Servicing Agreement will not be deemed to constitute the Servicer and the Mortgagee as partners or joint venturers, nor will the Servicer or the Mortgagee be deemed to constitute the other as its agent.

30. SUCCESSORS.

This Servicing Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Servicing Agreement expressed or implied is intended to confer on any person other than the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

31. SECTION HEADINGS.

Section headings are intended only to assist in the organization of this Servicing Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

32. ENTIRE AGREEMENT.

This Servicing Agreement and the Exhibits to this Servicing Agreement constitute the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties with respect to the subject matter of this Servicing Agreement. There are no contemporaneous oral agreements.

33. COUNTERPARTS.

This Servicing Agreement may be executed in multiple counterparts each of which will be deemed an original. Regardless of the number of counterparts, the total will constitute only one agreement.

34. PLURALS AND GENDER.

In construing the words of this Servicing Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

IN WITNESS WHEREOF, the Servicer and the Mortgagee, as of the day first set forth above, have caused their seals to be affixed on this instrument to be signed on their behalf by their duly authorized officers.

BANCBOSTON MORTGAGE CORPORATION

By: /s/ Joseph K. Pickett
    -----------------------------
Joseph K. Pickett
- ---------------------------------
(Print Name)

Title: Chairman
       --------------------------

THE FIRST NATIONAL BANK OF BOSTON

By: /s/ Peter J. Manning
    -----------------------------
Peter J. Manning
- ---------------------------------
(Print Name)

Title: Executive Director
       --------------------------

BANK OF BOSTON CONNECTICUT

By: /s/ William J. Shea
    -----------------------------
William J. Shea
- ---------------------------------
(Print Name)

Title: Vice Chairman
       --------------------------

RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

By: /s/ William J. Shea
    -----------------------------
William J. Shea
- ---------------------------------
(Print Name)

Title: Vice Chairman
       --------------------------

BANK OF BOSTON-FLORIDA, N.A.

By: /s/ Susan P. Hancy
    -----------------------------
Susan P. Hancy
- ---------------------------------
(Print Name)

Title: Chairman
       --------------------------

                                    EXHIBIT B

       BASE SERVICING FEES - PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)

                                                            AMOUNT / %                                    BILLING
DESCRIPTION OF FEE                                          OF FEE                                        FREQUENCY         NOTES
- ------------------                                          ------                                        ---------         -----

All Base Servicing Fee Rates for All              [  *  ]                                                 Monthly
Mortgage Loans Which Were Serviced by
the Servicer Prior to the Date of this
Agreement

Servicing Fee for Each A and A-                   [  *  ]% Per Annum                                      Monthly
Conventional Fixed Rate 1st Mortgage
Loan

Servicing Fee for Each A and A- Fixed             [  *  ]% Per Annum                                      Monthly
Rate CRA/1st Mortgage Loan (including
FHA / VA Loans)

Servicing Fee for Each A and A- Paper             [  *  ]% Per Annum                                      Monthly
Conventional ARM First Mortgage Loan

Servicing Fee for Conforming A Quality            $[  *  ] Per Month (2)                                  Monthly
Non-Escrowed 2nd Mortgage Loan

Servicing Fee for Conforming A Quality            $[  *  ] Per Month (2)                                  Monthly
Escrowed 2nd Mortgage Loan

Servicing Fee for Non-Conforming A-               $[  *  ] Per Month (2)                                  Monthly
Quality 2nd Mortgage Loan

Servicing Fee for Non-Conforming Less             Subject to Negotiation (not to exceed                   To Be Determined
Than A- Quality Mortgage Loans and Other          [  *  ]% per annum)
Non-Conforming Mortgage Loans



(2) At the three year anniversary of the original Servicing Agreement dated 3/1/95 and every three years thereafter, the servicing fee will be adjusted by the change in the Consumer Price Index over the prior three years. The change will be based upon the most recently published CPI.





INCREMENTAL SERVICES FEE SCHEDULE - PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)

                                                            AMOUNT / %                                    BILLING
DESCRIPTION OF FEE                                          OF FEE                                        FREQUENCY           NOTES

REO Servicing: Fee for Managing,                  [  *  ]% of the Sales Price of the Mortgaged            Upon the Sale
Protecting, Renting and Disposing of              Property                                                Date of the
Mortgaged Property Which Has Been                                                                         Mortgaged Property
Foreclosed, Abandoned or Received By
Deed in Lieu of Foreclosure or Otherwise
Placed Into the Possession of the
Servicer.

Fee for Initiating and Conducting                 [  *  ]% of the Amount of any Deficiency                Upon Collection
Proceedings to Obtain a Deficiency                Balances Collected From the Mortgagor.
Judgment Against Mortgagor in Default.


- ------------------------
* Confidential treatment requested. Omitted information has been filed separately with the Secretary of the Securities and Exchange Commission.


                                    Page B-1

                                   EXHIBIT - B
INCREMENTAL SERVICES FEE SCHEDULE - PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)




                                                                                   BILLING      BKB BILLING
DEPARTMENT           DESCRIPTION OF SERVICE                       UNIT COST        FREQUENCY  CONTACT & RC NO.        NOTES
- ----------           ----------------------                       ---------        ---------  ----------------        -----

Document Services    Paper retrieval requests - per Document    $[*]/Request (1)    Monthly
Document Services    Film retrieval requests                    $[*]/Request (1)    Monthly
Document Services    Whole file copy                            $[*]/loan file (1)  Monthly
Default Management*  Presale                                    $[*]/loan           Monthly                    Will change as FNMA
                                                                                                               standard fee changes

                     A financial analysis is made to
                     determine if the mortgagor has
                     experienced a financial hardship beyond
                     their control. An appraisal is made to
                     determine the value of the property. If
                     the property value is less than the
                     amount of the debt, a presale may be
                     appropriate. A BBMC representative will
                     work with the mortgagor's Realtor to
                     obtain the best possible sales price and will request investor approval of the sale. The entire process is closely monitored through receipt of the payoff funds. If the mortgagor is in the presale program for a minimum of 3 months and a reasonable purchase offer has not been obtained, a deed in lieu may be recommended as an alternative to foreclosure.

Default Management*  Deed In Lieu                               $[*]/loan          Monthly                     Will change as FNMA
                                                                                                               standard fee changes

                     A financial analysis is made to
                     determine if the mortgagor has
                     experienced a financial hardship beyond
                     their control. If foreclosure is deemed
                     inevitable, and there is no equity in
                     the property, it may be in the best
                     interest of BBMC and the investor to
                     accept a Deed in Lieu, rather than incur the additional cost of pursuing a foreclosure. A BBMC representative will request our foreclosure attorney to prepare a deed for the mortgagor's signature and an estoppel letter. After the deed is executed and recorded, the loan is referred to the OREO for disposition of the property.

Default Management*  Modification                               $[*]/loan          Monthly                     Will change as FNMA
                                                                                                               standard fee changes
                     A financial analysis is made to
                     determine if the mortgagor has
                     experienced a financial hardship beyond
                     their control. Next, a title update is
                     obtained to determine if there are other
                     liens. A BBMC representative will
                     thoroughly review the terms of the loan
                     to decide if a change in the interest
                     rate, maturity date, principal and
                     interest payment or capitalization of
                     arrearages will be most beneficial to
                     the mortgagor and the investor. If
                     modification is not a viable solution,
                     the mortgagor may be referred to the
                     presale program.

Default Management*  CRA (O.N.E.) Support                       Hourly (1)         Monthly                     Currently $[ * ]/
                                                                                                                month - plus travel
Investor Services*   Master Servicing - SBO Agreement           [ ] bps/loan       Monthly                     Refer to Exhibit D
                                                                 - plus $[*] / hr
Investor Services*   G/L Reconciliations                        $[*]/hour (1)      Monthly                    Currently 110 hrs/mo.
Custodial Liaison*   Bond loan follow up                        $[*]/loan (1)      Monthly                     Does not include cost
                                                                                                                of Post Closing
                                                                                                                function
Custodial Liaison*   Pledge loans                               $[*] / new         Quarterly                   Additional Doc pull
                                                                 asset loan (1)                                 fees apply
Special Loans        Special "Prime"/ARM  loans                 $[*] / loan (1)    Annual                      BKB to provide
                                                                                                                permission to modify



* These services and fees will not apply to private bank loans

(1) At the three year anniversary of this agreement and every three years thereafter, the unit costs will be adjusted by the change in the Consumer Price Index over the prior three years. the change will be based upon the most recently published CPI.

- ------------------------
* Confidential treatment requested. Omitted information has been filed separately with the Secretary of the Securities and Exchange Commission.


                                    PAGE B-2

                                   EXHIBIT - B
INCREMENTAL SERVICES FEE SCHEDULE - PORTFOLIO LOANS (INCLUDING THE PRIVATE BANK)




                                                                             BILLING          BKB BILLING
DEPARTMENT           DESCRIPTION OF SERVICE                UNIT COST         FREQUENCY      CONTACT & RC NO.        NOTES
- ----------           ----------------------                ---------         ---------      ----------------        -----

REPORTING: - SEE EXHIBIT G - SOME REPORTS LISTED IN EXHIBIT G MARKED WITH AN "S" ARE CONSIDERED STANDARD REPORTS
AND NO ADDITIONAL FEE APPLIES.  CUSTOM REPORTS ARE BILLED AT AN HOURLY RATE.

Default Management   Loan level delinquency reporting    $[*]/hour (1)       Monthly                              26 hours/month for
                                                                                                                   current rpts
Financial/Credit     Financial/Credit Reporting -        $[*]/hour (1)       Monthly                              30 hours/month for
 Reporting            custom & Ad hoc                                                                               current rpts


ACQUISITIONS, SALES
AND O/ SPECIAL
PROJECTS* (3)        Senior Manager                      $[*]/hour (1)       Monthly                              Plus out of pocket
                                                                                                                   expenses
                     Middle Manager                      $[*]/hour (1)       Monthly                              Plus out of pocket
                                                                                                                   expenses
                     Support Exempt Personnel            $[*]/hour (1)       Monthly                              Plus out of pocket
                                                                                                                   expenses
                     Support Non-Exempt Personnel        $[*]/hour (1)       Monthly                              Plus out of pocket
                                                                                                                   expenses

                     External conversion expense         At cost                                                  Alltel currently
                                                                                                                   charges $[*]
                     ARM Note Review                     $[*] / loan (1)       Per bulk acq.
                     All key data pertaining to the current status of the ARM loan as well as the original loan information is placed on a worksheet. The key loan documents are obtained and the information in the note is compared to the data from the worksheet to verify that the loan setup is accurate.

                     Audit historical adjustments        $[*] / loan (1)      Per bulk acq.                       Financial losses
                      if errors                                                                                    covered by FNBB

                     The index used to determine the rate changes for every ARM loan is reviewed to determine if the loan has been serviced in accordance with the terms of the note or any subsequent modifications. The mortgagor will be provided with a letter of the findings of the audit, and is advised of any effects the audit will have on their payment amount, loan balance, etc.


                     Incomplete loan documentation       $[*] / loan (1)      Quarterly                           Covers title
                                                                                                                   search /
                                                                                                                   Doc re-creation
                     When key loan documents are missing from the loan file, an impasse is created for various servicing areas; Customer Service is unable to resolve mortgagor disputes concerning loan amortization, origination or maturity dates, verify specific servicing requirements specified in the individual documents, etc.; Special Loans is unable to complete the audit of the ARM loan accounts because vital information cannot be verified; Paid In Full is unable to discharge liens when recording information is unavailable or when documents are missing that create a clear chain of title. A title search or other necessary documentation will be ordered to recreate a loan file.



Document Services    Rush request for documents-same     $[*] next day /     Monthly
                      day/next day                        $[*] same day (1)

Escrow               Escrow Waiver Fee                   [*]% of principal   Monthly        Collected from cust.  Based on customer
                                                          balance                                                  and Mortgagee
                                                                                                                   requests

Loan Modifications   P&I adjustment based on principal   $[*]/adjustment(1)                 Collected from cust.
                      curtailment

Loan Modifications*  Partial Release                     Based on FNMA                      Collected from cust.
                                                          guidelines







* These services and fees will not apply to Private Bank Loans

This is not an exhaustive list of fees and services provided. Refer to the servicing agreement, master agreement and standard industry fees supported by FNMA and/or HUD.

(1) At the three year anniversary of this Agreement and every three years thereafter, the unit costs will be adjusted by the change in the Consumer Price Index over the prior three years. The change will be based upon the most recently published CPI.

(3) Servicer will be reimbursed its direct expenses on due diligence projects supporting Mortgagee Bank Acquisitions if the servicing rights are sold to a third party. Otherwise the Servicer will pay its own expenses when the Servicer acquires the servicing rights.


- ------------------------
* Confidential treatment requested. Omitted information has been filed separately with the Secretary of the Securities and Exchange Commission.


                                    PAGE B-3

                                   EXHIBIT - B
        INCREMENTAL SERVICES FEE SCHEDULE - PRIVATE BANK PORTFOLIO LOANS
                               (PRIORITY SERVICE)





                                                                      BILLING      BKB CONTACT
DEPARTMENT               DESCRIPTION OF SERVICE    UNIT COST          FREQUENCY       & RC NO.                 NOTES
- ----------               ----------------------    ---------          ---------       --------                 -----


Customer Service / Esc.  Direct 800# access to   $[*]/loan/year +     Quarterly  Ellen Rosenblatt  See Loan Servicing Policies and
                          dedicated CSR's         normal Svc Fee (1)                                 Procedures Addendum for the
                                                                                                      Private Bank
                         The Private Bank and
                         their mortgagors
                         will be provided
                         with a dedicated 800
                         number staffed by
                         representatives
                         trained to handle
                         the special needs of
                         Private Bank
                         customers. This
                         number provides
                         direct access,
                         bypassing the voice
                         response unit that
                         answers all incoming
                         calls on the main
                         800 line. Target
                         response time for
                         research items is 48
                         hours.



                         Exception processing    Included in $[*] /
                          of tax & hazard          ln charge


                         If a renewal policy
                         is not received by
                         the expiration date
                         of the policy, a
                         representative will
                         contact the
                         insurance
                         agent/carrier to
                         obtain coverage
                         information. If the
                         representative is
                         unable to obtain the
                         needed information,
                         the Operations
                         Manager will be
                         contacted to obtain
                         permission to send
                         notification to the
                         mortgagor. A BBMC
                         representative will
                         request permission
                         from the Operations
                         Manager, before
                         contacting a
                         mortgagor regarding
                         a tax delinquency.
                         An open items report
                         of open hazard items
                         will be sent
                         monthly.


                         Exception processing    Included in $[*] /
                          of special lns          ln charge

                         A monthly loan level
                         detail report is
                         provided to the
                         Senior Mortgage
                         Lender for all
                         maturing balloon
                         notes beginning 6
                         months prior to the
                         maturity date.
                         Approval from the
                         Private Bank is
                         obtained prior to
                         contacting the
                         mortgagor regarding
                         loan maturity,
                         accepting payments
                         past maturity, or
                         extending the
                         maturity date. A
                         representative will
                         work with the
                         Private Bank to
                         modify or refinance
                         the loan. In
                         addition, special
                         monthly or quarterly
                         statements are
                         prepared for those
                         loans that require
                         such service.


                         Exception collection    Included in $[*] /
                          process                 ln charge

                         A dedicated
                         representative
                         personally works
                         with the Private
                         Bank to resolve
                         delinquent accounts,
                         or obtains
                         permission to
                         contact the
                         mortgagor directly.
                         All calls to
                         mortgagors must be
                         made manually vs.
                         using an
                         auto-dialer. Demand
                         letters are manually
                         sent when the
                         delinquency is >
                         than 90 days. Demand
                         letters to the
                         remainder of the
                         portfolio are sent
                         at day 50 via an
                         Easytrieve program.


Financial / Credit Rptg  Financial / Credit      $[*] / hour (1)       Annual                      Aprox. 5 hours / month currently
  - see Exhibit G         Reporting






All other fees described in Exhibit 'B' apply to the Private Bank Portfolio Loans as applicable - see * on pages B-1 to B-3 for exceptions

(1) At the three year anniversary of this agreement and every three years thereafter, the unit costs will be adjusted by the change in the Consumer Price Index over the prior three years. The change will be based upon the most recently published CPI.


- ------------------------
* Confidential treatment requested. Omitted information has been filed separately with the Secretary of the Securities and Exchange Commission.


                                    PAGE B-4

                                    EXHIBIT C

                                 SERVICE LEVELS

I.       CUSTOMER SERVICE TIME FRAMES.

              SERVICE                TRANSITION GOAL
            INDICATORS                (12-15 MONTHS)        POST-TRANSITION GOALS*
            ----------               ---------------        ----------------------
Average Speed of Answer                    TBD                  30-60 seconds**
Abandonment Rate                           TBD                  3% - 5%
Blockage Rate                              TBD                  3% - 5%
Call Per Mortgage Loan Per Year            TBD                  2
VRU Usage                                  TBD                  40%

*Post-transition goals will be assessed from time to time, based upon analysis of Mortgagor expectations and return on investment.

**Range of ASA used to adjust for seasonality of activities.

All Customer Service Indicators will be measured on a monthly basis.

II.      Investor Accounting Time Frames.

                      FUNCTION                                              TIME FRAME
                      --------                                              ----------
System Balancing                                       Daily

Bank Reconciliation                                    30 days from receipt of bank statement

Resolve items within the bank reconciliation           90 days from date of bank deposit account reconciliation

Reconcile investor shortages/surplus                   21 days from receipt of investor reports

Resolve items within investor shortage/surplus         120 days after shortage/surplus reconciliation

III.     Other Time Frames.

                      FUNCTION                                              TIME FRAME
                      --------                                              ----------
Mail payment coupons and welcome letters               5 business days after loan set-up

Refund Escrow Account balances after pay-off           16 days after pay-off Simple

Mortgage Loan assumptions                              8 business days after receipt of all required documents

Qualifying assumptions                                 Best efforts to complete within 45 days

Maturing balloon Mortgage Loan notice to Mortgagor     First notice 180 days before maturity
                                                       Second notice 120 days before maturity
                                                       Third notice 30 days before maturity

Deliver Mortgage Loan documents to Mortgagee           3 business days

                                    EXHIBIT E

                  ADDITIONAL SERVICING PRACTICES AND PROCEDURES

1.1. DOCUMENT REQUESTS. The Servicer will accept telefaxed orders for individual Mortgage Loan documents and files or for groups of these items. The Servicer will deliver Mortgage Loan files or Mortgage Loan documents stored by the Servicer to a central location designated by the Mortgagee within three (3) business days after receiving the Mortgagee's request for such documents. The Servicer will deliver Mortgage Loan files and Mortgage Loan documents which are not stored with the Servicer to a central location designated by the Mortgagee within two (2) business days after the Servicer receives such documents and files from its offsite vendor. The Mortgagee will distribute all Mortgage Loan documents from its central location to the applicable branch location through the Mortgagee's interoffice mail.

The Servicer will classify as "projects" all Mortgage Loan documents and Mortgage Loan files requested in groups of twenty (20) to five hundred (500). The Servicer will deliver all "project" Mortgage Loan documents and Mortgage Loan files which are stored by the Servicer to the Mortgagee no later than ten
(10) business days after the Servicer receives the Mortgagee's request. The Servicer will deliver all "project" Mortgage Loan documents and Mortgage Loan files which are not stored by Servicer to a centralized location designated by the Mortgagee no later than two (2) business days after receiving such documents from the Servicer's offsite vendor. The Mortgagee will distribute all Mortgage Loan documents from its central location to the applicable branch bank location through the Mortgagee's interoffice mail.

The Servicer will classify as "special projects" all Mortgage Loan documents and Mortgage Loan files requested in groups of more than five hundred (500). The Servicer will deliver all special project Mortgage Loan documents and Mortgage Loan files to the Mortgagee within a reasonable time, which may vary depending upon the size of the special project.

The Mortgagee will provide Mortgage Loan files and Mortgage Loan documents to the Servicer upon request according to the above schedule to allow the Servicer to execute certain tasks and duties contemplated by this Agreement.

The Mortgagee's requests for same-day or next-day delivery will be available for the fees and charges described in EXHIBIT B to this Agreement.

1.2. SERVICE LEVEL INTERRUPTIONS. The Servicer will give written notice to an individual designated by the Mortgagee of any servicing interruption or error which has a material adverse effect upon the Mortgage Loans or the related Servicing Rights no later than twenty-four (24) hours after the Servicer becomes aware of such interruption or error. Such notice shall contain a description of the Servicer's plan to correct such servicing interruption or error.

1.3. NOTICE OF MASS MAILINGS. The Servicer will give written notice to an individual designated by the Mortgagee of any category of mass mailings to Mortgagors which the Servicer and the Mortgagor mutually agree is "non-routine".

2.1. PROCESSING BRANCH PAYMENTS. The Mortgagee will process each Mortgage Loan payments in accordance with the terms of the Lockbox Agreement.

2.2. ACCEPTING PAYMENTS FOR MORTGAGE LOANS IN DEFAULT. The Mortgagee will indemnify and hold the Servicer harmless from any costs, expenses, penalties, losses or other harm relating to the Mortgagee's acceptance of a payment relating to a portfolio Mortgage Loan or secondary market mortgage loan which is in default.

2.3. PAYMENT CLEARING AND NSF ACCOUNT. The Servicer will establish and maintain at the First National Bank of Boston a single Payment Clearing Account at The First National Bank of Boston into which the Mortgagee will deposit all of the Mortgagee's bank teller Mortgage Loan payments along with the lock box payments. The Servicer will also establish and maintain at The First National Bank of Boston a single NSF Account at The First National Bank of Boston which will be used to process all returned Mortgagee's bank teller Mortgage Loan payments. The Servicer will redeposit all Mortgage Loan payment checks which are returned unpaid by the payor bank unless the payor bank is also the depository bank. These procedures will apply as long as the Servicer utilizes The First National Bank of Boston as a lock-box service.

2.4. MORTGAGE LOAN PAYMENT ACCEPTED AT SERVICER LOCATION ONLY. The Mortgagee acknowledges that the Servicer accepts Mortgage Loan "payment in full transactions" only at locations designated by the Servicer. If the Mortgagee accepts a Mortgage Loan payment in full transaction from a Borrower or any other person which is short, fraudulent, or otherwise fails to satisfy all amounts due and owing under the Mortgage Note and Mortgage, the Mortgagee will indemnify and hold the Servicer harmless for all costs, expenses, loss and other harm incurred by the Servicer relating to such payment in full transaction, including, but not limited to, lost interest and other outstanding charges due and owing.

2.5. ESCROWS NOT APPLIED TO PAYOFF. When quoting a payoff amount to a Mortgagor, the Servicer will not subtract any Escrow Account balances from such payoff amount. The Servicer will refund Escrow Account balances to each Borrower not later than 16 days after the Servicer has received all funds necessary to pay a Mortgage Loan in full.

3.1. ACCOUNTING CUT-OFF. The Servicer will provide the Mortgagee with a complete accounting of all financial transactions relating to its Mortgage Loan portfolio once each month. Each financial accounting report will contain information relating to activity from the date of the immediately preceding report through the 23rd day of each month.

3.2. Magnetic Tape. The Servicer will transmit a magnetic tape monthly to Mortgagee or overnight the magnetic tape to Mortgagee if the transmission is unsuccessful. The magnetic tape shall be in a format acceptable to the Servicer and the Mortgagee.

3.3. CHANGE IN REPORT CONFIGURATION. The Servicer will give the Mortgagee written notice that the Servicer's software vendor will change its current configuration of report sets no later than ten (10) business days after the Servicer receives notice of such change from its software vendor.

4.1. ESCROW WAIVER POLICY. Except as provided below, the Servicer will not waive an Escrow Account requirement for a Mortgage Loan. The Servicer may, but will not be required to, consider an Escrow Account waiver request if each of the following criteria has been satisfied:

(a) The Mortgage Loan must have been serviced by the Servicer for at least six
(6) months.

(b) No Mortgage Loan payment has been more than thirty (30) days past due during the six (6) months immediately preceding such waiver request.

(c) The Mortgage Loan is current at the time the waiver request is completed.

(d) All Escrow Account advances have been repaid.

(e) The Mortgagor pays the escrow waiver fee described in EXHIBIT B to this Agreement, to the extent permitted by applicable law.

The Servicer may, in its sole discretion and with the Mortgagee's prior written consent, waive Escrow Account requirements for a Mortgage Loan if the Servicer has committed a servicing error relating to Escrow Account disbursements and such error has caused the Mortgagor to request such a waiver.

The Servicer will also waive escrow Account requirements for a Mortgage loan upon the written request of the Mortgagee and receipt of the Escrow Account waiver fee described in EXHIBIT B to this Agreement.

4.2. FLOOD DETERMINATIONS. Life of loan flood determinations shall be performed by a flood insurance provider acceptable to Buyer for all

Mortgage Loans, or the Mortgagee will pay to the Servicer the life of loan contract conversion fee of $10.

4.3. INSURANCE DEDUCTIBLES. The deductible amount of any homeowner's/hazard insurance or flood insurance may not exceed the greater of: (a) one thousand dollars ($1,000), or (b) one percent (1%) of the outstanding principal balance of the Mortgage Loan.

4.4. INSURANCE LOSS CLAIMS. The Servicer will endorse over to a Mortgagor any insurance loss claim check or draft in the amount of five thousand dollars ($5,000) or less if the related Mortgage Loan is current. The Servicer will require the Mortgagor to endorse over to the Servicer any insurance loss claim check or draft if:

(a) the insurance loss claim check or draft is in an amount greater than five thousand dollars ($5,000), or

(b) the Mortgage Loan is delinquent,

If an insurance loss claim check or draft is endorsed over to the Servicer, the Servicer will deposit the funds in a restricted Escrow Account and disburse such funds as satisfactory repairs are made to the Mortgaged Property. The Servicer may require property inspection from time to time to ensure that such repairs are made in a satisfactory manner.

5.1. ARM RATE CHANGES. The Servicer will service and maintain each adjustable rate Mortgage Loan in accordance with the provisions contained in each such Mortgage Note and related Mortgage.

The Servicer will deliver periodic interest rate and payment changes to Mortgagors thirty (30) days prior to the payment change date, unless otherwise specified in the Mortgage Note. The Servicer's mass escrow analysis for Mortgage Loans undergoing payment changes will be performed as of the payment adjustment date. Coupon books and escrow analysis statements for Mortgagors not on automatic drafting will be mailed no later than twenty (20) days prior to the new Mortgage Loan payment due date.

5.2. PAYMENT ADJUSTMENTS UPON PRINCIPAL CURTAILMENT. The principal and interest portion of a Mortgage Loan payment for a conventional fixed rate or adjustable rate portfolio Mortgage Loan may be adjusted when an additional principal payment of five thousand dollars ($5,000) or more is made and the following requirements are met:

(a) The Servicer receives such a request from the Mortgagor.

(b) All Mortgage Loan payments are current at the time the Servicer receives such a request.

(c) The Mortgagor executes a recast Agreement for Modification prepared by the Servicer.

(d) The Mortgagor pays the payment adjustment processing fee described in EXHIBIT B to this Agreement.

Principal and interest adjustments will not be made on FHA and VA Mortgage Loans and non-portfolio conventional Mortgage Loans.

6.1. ASSUMPTION REQUESTS. The Servicer will process a request for assumption information, as long as such request is made by the Mortgagor or an authorized third party.

Simple changes of ownership in the Mortgaged Property will be initiated within eight (8) business days following the Servicer's receipt of documentation reasonably requested by the Servicer which identifies and confirms such change in ownership. The data system will be updated with the new information and new payment coupons will be provided to the Mortgagor.

If the assumption transaction requires the new Mortgagor's credit to be approved, the credit will be approved, denied or pended within 45 days following the Servicer's receipt of a completed credit package. The Mortgagee authorizes the Servicer to process the credit request in accordance with standard FNMA underwriting guidelines.

The Servicer will charge the Mortgagor, and retain as compensation for it's services hereunder, a fee for the assumption in accordance with FNMA guidelines and as described in EXHIBIT B.

7.1. WAIVER OF LATE CHARGES. The Servicer may, in its sole discretion, waive a late charge if the Mortgagor provides information satisfactory to the Servicer that the Mortgage Loan payment was lost in the mail or was paid at a Mortgagee bank branch location prior to the end of the business day on which the late charge was assessed.

The Servicer will always waive a late charge if: (a) the charge was imposed in error, (b) the charge was caused by the Servicer's misposting or misapplication, or (c) the Mortgagee has a business relationship with the Mortgagor and the Mortgagee requests the Servicer to waive such charge and agrees to reimburse the late charge to the Servicer.

7.2. FORECLOSURES. The Servicer will refer a delinquent Mortgage Loan file to the Servicer's Foreclosure Review Committee after the servicer has completed its collection efforts, including any forbearance or special payment plans. The Mortgagee will advise the Servicer in writing of any mitigating circumstances of which the Mortgagee is aware and which the Mortgagee believes should prevent a delinquent portfolio Mortgage Loan from being referred to foreclosure. The Servicer will delay foreclosure action relating to any such delinquent portfolio Mortgage Loan until the Mortgagee asks the Servicer to resume foreclosure activities. The Mortgagee will indemnify and hold the Servicer harmless from any costs, expenses, damages and loss relating to the Servicer's deferral of such foreclosure activities.

7.3. FORECLOSURE REVIEW COMMITTEE. The Servicer's Foreclosure Review Committee will review each potential foreclosure. The Servicer, or its designated agent, will be responsible for all foreclosure activity and will ensure compliance with all Investor and Insurer regulations and procedures. The Service will use its best efforts to complete foreclosure activity within the timeframes established by FNMA.

7.4. PROPERTY PRESERVATION EXPENSES. The Mortgagee will reimburse the Servicer for all of the Servicer's out-of-pocket expenses incurred for property inspections, property preservation and maintenance costs, attorney fees and other reasonable expenses. The Mortgagee acknowledges that the Servicer does not routinely obtain transactional environmental screenings on properties to be acquired through foreclosure, unless Servicer is made aware of potential environmental issues. The Mortgagee will reimburse the Servicer for expenses incurred in obtaining a transactional environmental screening, if, in the opinion of the Servicer, a screening is warranted, or if the Mortgagee requests the Servicer to obtain the screening.

7.5. MANAGEMENT AND DISPOSITION OF OREO PROPERTY.

(a) The Servicer shall manage, conserve, protect, and operate each OREO property on behalf of the Mortgagee in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account.

(b) The Servicer shall maintain on each OREO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a party of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended, flood insurance in the amount required above.

(c) With respect to each OREO Property, the Servicer shall hold all funds collected and received in connection with the operation of such OREO Property separate and apart from its own funds or general assets in the Mortgagor T&I custodial account.

(d) The Servicer shall deposit, or cause to be redeposited, on a daily basis in each OREO Account all revenues received with respect to the conservation and disposition of the related OREO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the OREO Property, including the cost of maintaining any hazard insurance and the fees of any managing agent acting on behalf of the Servicer. Any disbursement in excess of ($5,000) shall be made only with the written approval of the Mortgagee. Such approval or Denial to be given within 48 hours of receipt. The Servicer shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such OREO Account. The Servicer shall pay to the Mortgagee monthly the net cash flow from the OREO Property (which shall equal the revenues from such OREO Property net of the expenses described above and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities).

(e) The disposition of OREO Property shall be carried out by the Servicer only with the prior written consent given within 48 hours of our recommendation of the Mortgagee and shall be made at such price, and upon such terms and conditions, as the Servicer reasonably deems to be in the best interests of the Mortgagee. The proceeds of sale of the OREO Property shall be promptly deposited in the OREO Account and, as soon as practical thereafter, the expenses of such sale shall be paid and the net cash proceeds of such sale remaining in the OREO Account shall be paid to the Mortgagee.

(f) Upon request, with respect to any OREO Property, the Servicer shall furnish to the Mortgagee a statement covering the Servicer's efforts in connection with the sale of such OREO Property and any rental of the OREO Property incidental to the sale thereof for the previous month (together with an operating statement). Such statement shall be accompanied by such other information as the Mortgagee shall reasonably request.

(g) OREO fees will be paid to Servicer in accordance with Exhibit B.

8.1. PARTIAL RELEASE. The Servicer will process all requests for a partial release of mortgage in accordance with FNMA guidelines. If such partial release conforms with FNMA guidelines, the Servicer shall have full authority to make the decision to approve or deny the request without further discussion or approvals from the Mortgagee.

The Servicer will execute partial releases on behalf of the Mortgagee. The Mortgagee will provide, from time to time, whatever consents, board approvals, ratifications or other documentation necessary to execute such a release.

As compensation for its services hereunder, Servicer shall retain any and all fees charged to the Mortgagors in connection with the partial release process, to the extent such fees conform with standard FNMA guidelines.

9.1. MODIFICATIONS. The Mortgagee will process and approve all portfolio Mortgage Loan modifications. The Mortgagee will notify the Servicer upon completion of such modifications.

10.1. MATURING BALLOON LOANS. The Servicer will process the renewal of maturing balloon Mortgage Loans and will track delinquent matured Mortgage Loans in accordance with the timelines described in EXHIBIT C to this Servicing Agreement.

11.1. The First National Bank of Boston will reimburse Servicer for expenses which may be incurred by Servicer after the date hereof related to prior affiliate bank mergers wherein Servicer paid FNBB for the servicing rights.

                        MASTER REPORT LISTING - EXHIBIT G
             BKB & PRIVATE BANK - STANDARD (S) VS CUSTOM REPORTS (X)
================================================================================

                                           PRICING
                                         S = STANDARD         SOURCE              RESPONSIBLE
                  REPORT                  X = CUSTOM         OF DATA                 PARTY            RECIPIENT
- ---------------------------------------------------------------------------------------------------------------
Investor Delinquency Report                   S             CPI P-195           Wendy Woodcock/       Investors
                                                                               Default Reporting

Monthly Statement of Mortgage                 S             CPI P-139          Gerald Perkinson/      Investors
Accounts                                                      S-53W           Investor Accounting

Report of Mortgage Accruals                   S             CPI P-185          Gerald Perkinson/      Investors
                                                              S-28W           Investor Accounting

Single Debit Reconciliation                   S             CPI T-303          Gerald Perkinson/      Investors
                                                              T-30J           Investor Accounting

Consolidation of Remittance Reports           S             CPI S-215          Gerald Perkinson/      Investors
                                                              S-21F           Investor Accounting

Loans Added / Deleted Report                  S          CPI S-263, S26K       Gerald Perkinson/      Investors
and Paid in Full Reports                                    S-264, 26L        Investor Accounting
                                                           S-214, S-21J

Affiliate Delinquency Report                  X             FOCUS, MSP           Sharen Silvers       Affiliate Credit
                                                                             Default Administration   Officers





Affiliate REO Report                          S         REO System, Lotus        Sharen Silvers       Affiliate Credit
 - part of 2% fee                                                            Default Administration   Officers, Bob
                                                                                                      Hartmann


Affiliate Portfolio Tracking                  X         Easytrieve, Focus       Patrice Dickman/      Jeff Mouhalis, Bill
                                                                                      MIS             Glasgow, Megan
                                                                                                      Fannin,  Affiliate
                                                                                                      Credit Officers.





                  REPORT                                         BRIEF DESCRIPTION OF REPORT                            FREQUENCY
- ----------------------------------------------------------------------------------------------------------------------------------
Investor Delinquency Report             Lists loans 30 or more days delinquent within the                                 Monthly
                                        Investor's portfolio.  Gives units and dollar volume.

Monthly Statement of Mortgage           Loan level detail by investor of the status of loans (UPB, P & I                  Monthly
Accounts                                Constant, Due Date, etc.)

Report of Mortgage Accruals             Loan level detail by investor that shows accrual status of loan                   Monthly
                                        (Accruing or non-accruing)  Also includes loan type, IR, Due Date.

Single Debit Reconciliation             Aggregate forecast report for for next months payments.                           Monthly


Consolidation of Remittance Reports     Loan level detail of payments received from cut-off to cut-off.                   Monthly
                                        (Application of P & I, service fees, etc.)

Loans Added / Deleted Report                                                                                              Monthly
and Paid in Full Reports


Affiliate Delinquency Report            Details collection information on affiliate loans over 60 days delq.              Monthly
                                        with principal balance greater than $150,000 and loans 90 or more days delinquent with principal balance greater than $100,000.
                                        Report lists loan number, prin. balance, loan type, address and due datas of loans 30 or more days past due.  An easytrieve gives the same data for private banking loans only.  Also includes details on loans in F/C process.

Affiliate REO Report                    Details loans in Affiliate REO portfolio (Investor 019) by loan                   Monthly
 - part of 2% fee                       number, borrower, address, date acquired, principal balance, charge-offs, book value, list price, date listed, comments and functional owner.

Affiliate Portfolio Tracking            Details affiliate portfolios based on dollar volume,                              Monthly
                                        loan count, function, LTV, Loan size, Property type,
                                        Occupancy type, Payment type, year of origination.
                                        Report gives delinquency figures for each of the
                                        sorts.  Report also gives same data for private
                                        banking loans only.

                        MASTER REPORT LISTING - EXHIBIT G
             BKB & PRIVATE BANK - STANDARD (S) VS CUSTOM REPORTS (X)
================================================================================

                                           PRICING
                                         S = STANDARD         SOURCE              RESPONSIBLE
                  REPORT                  X = CUSTOM         OF DATA                 PARTY            RECIPIENT
- ---------------------------------------------------------------------------------------------------------------
Early Charge-Off YTD Report                   X                                Patrice Dickman/
                                                                                     MIS

Charge-Off by Affiliate                       X                                Patrice Dickman/
                                                                                     MIS

FASB Reporting                                X               P46T            Gerald Perkinson/
                                                              P56W           Investor Accounting

Affiliate Portfolio by State Summary          X        Easytrieve, Focus       Patrice Dickman/
and Pay Type Summary                                                                 MIS

Master Servicing Delinquency Rpt              X                                Master Servicing      Kari Sherman
(part of Master Serv. Fee)

Affiliate Residential Mtg Report for          X            Easytrieve           Albert Keaton/       Mark Henderson, Linda
Treasury                                                    EZM6B251            Data Services        Boucher (Bank of Vermont)



Affiliate FDIC RC Reports                     X            Easytrieve           Albert Keaton/       Kari Sherman
                                                            VTMTHEND            Data Services        Accounting


Interest Income for MA and other              X            Easytrieve         Gerald Perkinson/      Rosemary Gall
States                                                                       Investor Accounting         FNBB


                  REPORT                                         BRIEF DESCRIPTION OF REPORT                        FREQUENCY
- ------------------------------------------------------------------------------------------------------------------------------
Early Charge-Off YTD Report            Database with detailed reports are considered custom reporting.                Monthly
                                       Individual charge-off sheets sent to BKB for rollup is standard rptg.

Charge-Off by Affiliate                Database with detailed reports are considered custom reporting.                Monthly
                                       Individual charge-off sheets sent to BKB for rollup is standard rptg.

FASB Reporting                         Net origination fees amortization
                                       Monthly fee amortization

Affiliate Portfolio by State Summary   Summary of dollar volume, loan count and non-accrual dollars by                Monthly
and Pay Type Summary                   affiliate, by state for 1st mortgages, 2nd mortgages and total

Master Servicing Delinquency Rpt       Detail of delinquency for Master Servicing accounts                            Monthly
(part of Master Serv. Fee)

Affiliate Residential Mtg Report for   Fixed rate and adjustable rate mortgage reports for affiliates                 Monthly
Treasury                               CT,  RIHT, BKB and BKB CLN.  Reports include
                                        Average Years to Interest Rate Change, Average Years
                                       to Maturity, Average Coupon Rate, Maturity Loan Term

Affiliate FDIC RC Reports              FNBB, RIHT & BKB-CT FDIC Schedule reports RC-J, RC-C, RC-J                     Monthly
                                       non-accruals listing data by weighted average/yield, loan type and property code.

Interest Income for MA and other       FNBB - Tax reporting for MA                                                    Monthly/
States                                                                                                                 Annual

Note: See Systems Term Sheet for information re. FFR Data Set transmissions

                        MASTER REPORT LISTING - EXHIBIT G
             BKB & PRIVATE BANK - STANDARD (S) VS CUSTOM REPORTS (X)
================================================================================

                                          PRICING
                                        S = STANDARD        SOURCE                  RESPONSIBLE
                  REPORT                 X = CUSTOM        OF DATA                     PARTY                     RECIPIENT
- ----------------------------------------------------------------------------------------------------------------------------------

First Step Delinquency Report                X              Focus                  Sharen Silvers       Jeff Mouhalis, Linda
                                                                               Default Administration   Bullard, Judy Garfinkel,
                                                                                                        Warren Bacon,
                                                                                                        Gail Snowden,
                                                                                                        Carolyn Hart, Glenda
                                                                                                        Edgy, Jeff Graham, Bill
                                                                                                        Glasgow

Affiliate Risk Rating                        X        Easytrieve, Focus           Patrice Dickman/      BBMC Senior Mmgmt
                                                                                        MIS             Affiliate Credit officers

Affiliate Loan Type Delinquency              X        Easytrieve, Focus           Patrice Dickman/      Bob Hartmann/
Report                                                                                  MIS             BKB Domestic Acctg


Affiliate Loan Type Report                   X        Easytrieve, Focus           Patrice Dickman/      Pam Mattson/
                                                                                        MIS             BKB Domestic Acctg

Affiliate Full Accrual Report                X        Easytrieve, Focus           Patrice Dickman/      Bob Hartmann/
                                                                                        MIS             BKB Domestic Acctg

Monthly Charge-Off Summary Rpt               X        Focus Report Run            Patrice Dickman/      Warren Bacon
                                                      Against In-House Data             MIS

Time on Books Delinquency Rpt                X                                      Cindy Lucas/        Warren Bacon
                                                                                 Default Reporting

Correlation of Delinquencies with            X                                                          Warren Bacon
Credit Scores

Fidicia Reports                              X                                     Greg Neitling/       Warren Bacon
                                                                                  Quality Control

Detail Report of Charge-Offs                 X                                    Patrice Dickman/
                                                                                        MIS




                  REPORT                                          BRIEF DESCRIPTION OF REPORT                         FREQUENCY
- --------------------------------------------------------------------------------------------------------------------------------

First Step Delinquency Report            Gives delinquency statistics (30, 60, 90, FC) loans in First Step             Monthly
                                         program.






Affiliate Risk Rating                    Breaks down Affiliate exposure loans by dollar volume based on                 Monthly
                                         Risk Rating table.

Affiliate Loan Type Delinquency          Breaks down affiliate portfolio by affiliate, by loan type, by dollar         Quarterly
Report                                   volume and loan count for loans 30 days past due through
                                         non-accrual

Affiliate Loan Type Report               Breaks down affiliate portfolio by affiliate, by loan type, by dollar         Quarterly
                                         volume and loan count for loans current through non-accrual

Affiliate Full Accrual Report            Gives total affiliate portfolios by principal balance and units which         Quarterly
                                         owe two or three payments.

Monthly Charge-Off Summary Rpt           Loan level listing of approved charge-offs for delinquent affiliate            Monthly
                                         loans.

Time on Books Delinquency Rpt                                                                                           Monthly


Correlation of Delinquencies with
Credit Scores

Fidicia Reports                                                                                                        Quarterly


Detail Report of Charge-Offs             Database with detailed reports are considered custom reporting.                Monthly
                                         Individual charge off-sheets sent to BKB for rollup is standard rptg.